Exhibit 10.5
SERIES 2002-1 SUPPLEMENT
Dated as of August 29, 2002
to
MASTER LOAN PURCHASE AGREEMENT
Dated as of August 29, 2002
Amended and Restated as of October 30, 2007
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING, LLC
LOAN-BACKED
VARIABLE FUNDING NOTES,
SERIES 2002-1
by and between
WYNDHAM CONSUMER FINANCE, INC.,
as Seller
SIERRA DEPOSIT COMPANY, LLC,
as Purchaser
and
THE ORIGINATORS
named herein from time to time

     THIS PURCHASE AGREEMENT SUPPLEMENT (this “PA Supplement”), dated as of August 29, 2002, as amended and restated as of October 30, 2007, is by and between WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as seller (the “Seller”), WYNDHAM VACATION RESORTS, INC. (formerly known as Fairfield Vacation Resorts, Inc.), a Delaware corporation and the parent corporation of the Seller, as an originator (“WVRI”), WYNDHAM RESORT DEVELOPMENT CORPORATION (formerly known as Trendwest Resorts, Inc.), an Oregon corporation, as an originator (“WRDC”), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation and a wholly-owned subsidiary of WVRI, as an originator (“FMB”), KONA HAWAIIAN VACATION OWNERSHIP, LLC, a Hawaiian limited liability company, as an originator (“Kona”), SHAWNEE DEVELOPMENT, INC., a Pennsylvania corporation, as an originator (“SDI”), EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company, as an originator (“Eastern Resorts”), BHV DEVELOPMENT, INC., a Delaware corporation, as an originator (“BHV”), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation, as an originator (“Sea Gardens”), VACATION BREAK RESORTS, INC., a Florida corporation, as an originator (“VBR”), VACATION BREAK RESORTS AT STAR ISLAND, INC., a Florida corporation, as an originator (“VBRS”) (each of Sea Gardens, VBR and VBRS being wholly-owned subsidiaries of Vacation Break, USA, Inc., a wholly-owned subsidiary of WVRI), PALM VACATION GROUP, a Florida general partnership (“PVG”), OCEAN RANCH VACATION GROUP, a Florida general partnership (“ORVG”) (each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the “VB Subsidiaries” and PVG and ORVG are hereinafter collectively referred to as the “VB Partnerships”) and SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as purchaser (hereinafter referred to as the “Purchaser”).
     Section 2 of the Agreement provides that the Seller may from time to time sell and assign to the Purchaser, and the Purchaser may from time to time Purchase from the Seller, all the Seller’s right, title and interest in, to and under Loans listed on the Loan Schedule of the related PA Supplement on the Closing Date for the related Series. The principal terms of the Purchase and sale of Loans for each Series shall be set forth in a PA Supplement to the Agreement.
     Pursuant to this PA Supplement and in accordance with Section 2 of the Agreement, the Seller hereby sells to the Purchaser, and the Purchaser hereby Purchases from the Seller, the Series 2002-1 Loans, and the Seller and the Purchaser hereby specify the principal terms of such sales and Purchases.
     The Purchaser has determined with the agreement of the Seller that Loans purchased from the Seller may be sold to Sierra Timeshare Conduit Receivables Funding, LLC (the “Initial Issuer”) and pledged to secure notes issued by the Initial Issuer or may be sold by the Purchaser to an Additional Issuer and pledged to secure Notes issued by the Additional Issuer. The Purchaser may also, from time to time, purchase Loans from the Initial Issuer and transfer such Loans to an Additional Issuer to be pledged to secure an Additional Series.
     The Seller and the Purchaser agree that Loans sold to the Purchaser under the Agreement and the PA Supplement retain their character as Series 2002-1 Loans whether sold to and retained by the Initial Issuer or reacquired by the Purchaser and transferred to an Additional Issuer.

     The PA Supplement supplements the Master Loan Purchase Agreement dated as of August 29, 2002, as amended and restated as of October 30, 2007 and as amended or amended and restated from time to time. The Master Loan Purchase Agreement, as so amended, is the “Agreement.” Terms used in this Amendment and not defined herein have the meaning assigned in the Agreement.
EFFECTIVE DATE
     This Amended and Restated Series 2002-1 Supplement to the Master Loan Purchase Agreement has been dated, executed and delivered on October 30, 2007, however, to the extent the provisions hereof amend, revise or otherwise change the terms of the Series 2002-1 Supplement to the Master Loan Purchase Agreement dated as of August 29, 2002 as amended and restated and as further amended prior to the date hereof, such amendments, revisions and other changes contained herein shall become effective on October 31, 2007 (the “Effective Date”).
     Section 1. Definitions.
     All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. Each capitalized term defined herein shall relate only to the Series 2002-1 Loans and to no other Loans purchased by the Purchaser from the Seller.
     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this PA Supplement shall be controlling.
     The words “hereof,” “herein” and “hereunder” and words of similar import when used in this PA Supplement shall refer to this PA Supplement as a whole and not to any particular provision of this PA Supplement; and Article, Section, subsection, Schedule and Exhibit references contained in this PA Supplement are references to Articles, Sections, subsections, Schedules and Exhibits in or to this PA Supplement unless otherwise specified.
     “Addition Date” shall mean the date from and after which Additional Loans are sold pursuant to Section 2(d).
     “Agreement” shall mean the Master Loan Purchase Agreement dated as of August 29, 2002, as amended and restated as of October 30, 2007, by and between the Seller, WVRI, WRDC, FMB, Kona, SDI, Eastern Resorts, BHV, the VB Subsidiaries, the VB Partnerships and the Purchaser, as amended by the First Amendment thereto dated November 13, 2006 and as the same may be further amended, supplemented or otherwise modified from time to time thereafter in accordance with its terms.
     “Assignment” shall have the meaning set forth in Section 2(d)(iii)(E).
     “Closing Date” shall mean August 29, 2002.
     “Cut-Off Date” shall mean August 27, 2002.

     “Cut-Off Date Pool Principal Balance” shall have the meaning set forth in Section 3.
     “Eligible Loan” shall mean a Series 2002-1 Loan which is either an Eligible Loan—Wyndham or an Eligible Loan—WorldMark.
     “Eligible Loan—WorldMark” shall mean a Series 2002-1 Loan which is a WorldMark Loan and which meets the following criteria:
(a)	with respect to which (i) the related Timeshare Property is not a Lot, (ii) the related Timeshare Property has been purchased by an Obligor, (iii) except in the case of a Green Loan, a certificate of occupancy for the related Timeshare Property has been issued, (iv) except in the case of a Green Loan, the unit for the related Timeshare Property is complete and ready for occupancy, is not in need of material maintenance or repair, except for ordinary, routine maintenance and repairs that are not substantial in nature or cost and contains no structural defects materially affecting its value, (v) the related Timeshare Property Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs that are not substantial in nature or cost and contains no structural defects materially affecting its value, (vi) there is no legal, judicial or administrative proceeding pending, or to the Seller’s knowledge threatened, for the total condemnation of the related Timeshare Property or partial condemnation of any portion of the related Timeshare Property Regime that would have a material adverse effect on the value of the related Timeshare Property and (vii) the related Timeshare Property, if not Vacation Credits, is not related to a Resort located outside of the United States (including Puerto Rico and the United States Virgin Islands), Canada or Mexico;

(b)	with respect to which the rights of the Obligor thereunder are subject to declarations, covenants and restrictions of record affecting the Resort;

(c)	in the case of a Series 2002-1 Loan that is an Installment Contract, with respect to which the Seller has a valid ownership or security interest in an underlying Timeshare Property, subject only to Permitted Encumbrances, unless the criteria in paragraph (d) are satisfied;

(d)	with respect to which (i) if the related Timeshare Property has been deeded to the Obligor of the related Series 2002-1 Loan, (A) the Seller has a valid and enforceable first lien Mortgage on such Timeshare Property, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (B) such Mortgage and related mortgage note have been assigned to the Collateral Agent, (C) such Mortgage and the related note for such Mortgage have been transferred or will be transferred to the custody of the Custodian in accordance with the provisions of Section 6(c)(i) of the Agreement and (D) if any Mortgage relating to such Series 2002-1 Loan is a deed of trust, a trustee duly qualified under applicable law to serve as such has been properly designated in accordance with applicable law and currently so serves or (ii) if the related Timeshare Property has not been deeded to the Obligor of the related Series 2002-1 Loan, the Seller has legal title to such Timeshare Property underlying the related Series 2002-1 Loan;

(e)	that was issued in a transaction that complied, and is in compliance, in all material respects with all material requirements of applicable federal, state and local law, except, with respect only to California Business and Professions Code Section 11018.10, as in effect prior to its repeal as of July 1, 2005, and California Business and Professions Code Section 11226, which became effective as of July 1, 2005 where such failure to comply would not have a Material Adverse Effect on the Seller or a material adverse effect on such Series 2002-1 Loan;

(f)	with respect to Loans sold prior to October 31, 2007, that requires (i) the Obligor to pay the unpaid principal balance over an original term of not greater than 120 months and (ii) the original term of which does not exceed 84 months unless (A) the Series 2002-1 Loan relates to a Timeshare Upgrade or (B) the weighted average FICO score of all such Series 2002-1 Loans with original terms longer than 84 months is at least 640 and (x) with respect to Series 2002-1 Loans sold prior to November 14, 2005 has a FICO score not less than 600 or (y) with respect to Series 2002-1 Loans sold on or after November 14, 2005 has a FICO score not less than 550;

with respect to Loans sold on or after October 31, 2007, that requires either
     (i) (A) the Obligor to pay the unpaid principal balance over an original term of not greater than 120 months and (B) the original term does not exceed 84 months unless (1) the Series 2002-1 Loan relates to a Timeshare Upgrade or (2) the weighted average FICO score of all Series 2002-1 Loans with original terms longer than 84 months is at least 640 and such Loan has a FICO score of not less than 550; or
     (ii) the Obligor to pay the unpaid principal balance over an original term not greater than 180 months and such Loan has a FICO score of not less than 700;
(g)	the Scheduled Payments on which are denominated and payable in United States dollars;

(h)	that is not a Defective Loan or a Defaulted Loan;

(i)	that, with respect to Loans sold prior to July 28, 2004, is not a Delinquent Loan and has never been a Defaulted Loan, as of the Cut-Off Date or related Addition Cut Off Date, as applicable; or

that, with respect to Loans sold on or after July 28, 2004, is not a Delinquent Loan and, unless it is a Permitted Deferred Loan, it has never been a Defaulted Loan, as of the Addition Cut-Off Date;

(j)	that does not (i) finance the purchase of credit life insurance and (ii) finance, and was not originated in connection with, the “Explorer” program, unless such Loan has been converted to be in connection with the WorldMark program;

(k)	with respect to any Loan sold prior to July 28, 2004, no Due Date thereunder occurring after the Cut-Off Date or the related Addition Cut-Off Date, as applicable, has been deferred; (this provision (k) shall not be applicable to Loans sold on or after July 28, 2004);

(l)	with respect to which the related Timeshare Property consists of Vacation Credits or a UDI;

(m)	that was originated by WRDC and has been consistently serviced by WRDC or by Wyndham, in each case in the ordinary course of their business and in accordance with the WRDC’s or Wyndham’s Customary Practices and Credit Standards and Collection Policies;

(n)	that has not been specifically reserved against by WRDC or the Seller or classified by WRDC or the Seller as uncollectible or charged off;

(o)	that arises from transactions in a jurisdiction in which WRDC is duly qualified to do business, except where the failure to so qualify will not adversely affect or impair the legality, validity, binding effect and enforceability of such Series 2002-1 Loan;

(p)	that has not been cancelled or terminated by the related Obligor (regardless of whether such Obligor is legally entitled to do so) and constitutes a legal, valid, binding and enforceable obligation of the related Obligor, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(q)	that is fully amortizing pursuant to a required schedule of substantially equal monthly payments of principal and interest;

(r)	with respect to which (i) the downpayment has been made; and (ii) neither statutory nor regulatory rescission rights exist with respect to the related Obligor;

(s)	that had an Equity Percentage of 10% or more at the time of the sale of the related Timeshare Property to the related Obligor (or, in the case of a Loan relating to a Timeshare Upgrade, an Equity Percentage of 10% or more of the value of all vacation credits owned by the related Obligor);

(t)	with respect to which the related Obligor has not at any time made a written request for rescission of such Series 2002-1 Loan or otherwise stated in writing that it does not intend to consummate such Loan or to fully perform under such Series 2002-1 Loan;

(u)	with respect to Loans sold prior to November 13, 2006, with respect to which at least one Scheduled Payment has been made by the Obligor;

with respect to Loans sold on or after November 13, 2006, with respect to which at least one Scheduled Payment has been made by the Obligor; except that this subsection (u) shall not be applicable with respect to Loans made for the purpose of or relating to the financing of a Timeshare Upgrade;

(v)	as of the Cut-Off Date or related Addition Cut-Off Date, as applicable, has an outstanding loan balance not greater than $100,000; and

(w)	that, in the case of a Green Loan, (i) satisfies each of the eligibility criteria set forth in paragraphs (a) through (v) above other than any such criteria that cannot be satisfied due solely to (A) the related Green Timeshare Property being located in a Resort that is not yet complete and ready for occupancy; (B) the Seller not having a valid ownership interest in the related Green Timeshare Property; or (C) the related Green Timeshare Property not having been deeded to the Obligor or legal title not being held by the Nominee; and (ii) the related Green Timeshare Property has a scheduled completion date no more than 12 months following the Cut-Off Date or related Addition Cut-Off Date, as applicable.
     “Eligible Loan—Wyndham” shall mean a Series 2002-1 Loan which is not a WRDC Loan and which meets the following criteria:
(a)	with respect to which (i) the related Timeshare Property is not a Lot, (ii) the related Timeshare Property has been purchased by an Obligor, (iii) except in the case of a Green Loan, a certificate of occupancy for the related Timeshare Property has been issued, (iv) except in the case of a Green Loan, the unit for the related Timeshare Property is complete and ready for occupancy, is not in need of material maintenance or repair, except for ordinary, routine maintenance and repairs that are not substantial in nature or cost and contains no structural defects materially affecting its value, (v) the related Timeshare Property Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs that are not substantial in nature or cost and contains no structural defects materially affecting its value, (vi) there is no legal, judicial or administrative proceeding pending, or to the Seller’s knowledge threatened, for the total condemnation of the related Timeshare Property or partial condemnation of any portion of the related Timeshare Property Regime that would have a material adverse effect on the value of the related Timeshare Property and (vii) the related Timeshare Property is not related to a Resort located outside of the United States (including Puerto Rico and the United States Virgin Islands), Canada or Mexico;

(b)	with respect to which the rights of the Obligor thereunder are subject to declarations, covenants and restrictions of record affecting the Resort; provided, however, that a Series 2002-1 Loan shall not fail to be an Eligible Loan solely because the rights of the Obligor thereunder have been subjected to the FairShare Plus Program;

(c)	in the case of a Series 2002-1 Loan that is an Installment Contract, with respect to which the Seller has a valid ownership or security interest in an underlying Timeshare Property, subject only to Permitted Encumbrances, unless the criteria in paragraph (d) are satisfied;

(d)	with respect to which (i) if the related Timeshare Property has been deeded to the Obligor of the related Series 2002-1 Loan, (A) the Originator has a valid and enforceable first lien Mortgage on such Timeshare Property, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (B) such Mortgage and related mortgage note have been assigned to the Collateral Agent, (C) such Mortgage and the related note for such Mortgage have been transferred or will be transferred to the custody of the Custodian in accordance with the provisions of Section 6(c)(i) of the Agreement and (D) if any Mortgage relating to such Series 2002-1 Loan is a deed of trust, a trustee duly qualified under applicable law to serve as such has been properly designated in accordance with applicable law and currently so serves; (ii) if the related Timeshare Property has not been deeded to the Obligor of the related Series 2002-1 Loan, a Nominee has legal title to such Timeshare Property and the Seller has an equitable interest in such Timeshare Property underlying the related Series 2002-1 Loan; or (iii) if the related Timeshare Property is an Interval Interest or Points, the Seller has a security interest in such Timeshare Property;

(e)	that was issued in a transaction that complied, and is in compliance, in all material respects with all material requirements of applicable federal, state and local law;

(f)	with respect to Loans sold prior to October 31, 2007, that requires (i) the Obligor to pay the unpaid principal balance over an original term of not greater than 120 months and (ii) the original term of which does not exceed 84 months unless (A) the Series 2002-1 Loan relates to a Timeshare Upgrade or (B) the weighted average FICO score of all such Series 2002-1 Loans with original terms longer than 84 months is at least 640 and (x) with respect to Series 2002-1 Loans sold prior to November 14, 2005 has a FICO score not less than 600 or (y) with respect to Series 2002-1 Loans sold on or after November 14, 2005 has a FICO score not less than 550;

with respect to Loans sold on or after October 31, 2007, that requires either
     (i) (A) the Obligor to pay the unpaid principal balance over an original term of not greater than 120 months and (B) the original term of which does not exceed 84 months unless (1) the Series 2002-1 Loan relates to a Timeshare Upgrade or (2) the weighted average FICO score of all Series 2002-1 Loans with original terms longer than 84 months is at least 640 and such Loan has a FICO score of not less than 550; or
     (ii) the Obligor to pay the unpaid principal balance over an original term not greater than 180 months and such Loan has a FICO score of not less than 700;
(g)	the Scheduled Payments on which are denominated and payable in United States dollars;

(h)	that is not a Defective Loan or a Defaulted Loan;

(i)	that, with respect to Loans sold prior to July 28, 2004, (i) is not a Delinquent Loan as of the Cut-Off Date or related Addition Cut-Off Date, as applicable, and (ii) with respect to which no Scheduled Payment was (A) delinquent for more than 30 days past its Due Date more than once during the 18-month period preceding the Cut-Off Date or related Addition Cut-Off Date, as applicable, with respect to such Series 2002-1 Loan, or (B) delinquent for more than 60 days at any time during such 18-month period (each such determination under this clause (ii) being made without giving effect to the grant of any extension of the Due Date of any such Scheduled Payment); or

that, with respect to Loans sold on or after July 28, 2004, that is not a Delinquent Loan and, unless it is a Permitted Deferred Loan, it has never been a Defaulted Loan, as of the Addition Cut-Off Date.

(j)	that does not finance the purchase of credit life insurance;

(k)	with respect to any Loan sold prior to July 28, 2004, no Due Date thereunder occurring after the Cut-Off Date or the related Addition Cut-Off Date, as applicable, has been deferred; (this provision (k) shall not be applicable to Loans sold on or after July 28, 2004);

(l)	with respect to Loans sold prior to July 28, 2004, the related Timeshare Property (A) consists of a Fixed Week or a UDI and (B) if it consists of a Fixed Week, it has been converted into a UDI or has become subject to the FairShare Plus Program, which conversion or other modification does not give rise to the extension of the maturity of any payments under such Series 2002 1 Loan; or

with respect to Loans sold on or after July 28, 2004, the related Timeshare Property (A) consists of a Fixed Week, a UDI or an Interval Interest or Points and (B) if it consists of a Fixed Week, (i) it has been converted or is convertible into a UDI or has become subject to the FairShare Plus Program, which conversion into a UDI or any modification made in connection with the FairShare Plus Program does not or would not give rise to the extension of the maturity of any payments under such Series 2002 1 Loan or with respect to Loans sold on or after November 14, 2005 (ii) it is an Acquired Portfolio Loan; or

with respect to which the related Timeshare Property consists of Points issued in connection with the Club Wyndham Access plan;

(m)	that (i) either (A) has been transferred by WVRI to the Seller pursuant to the Operating Agreement, (B) in the case of any Series 2002 1 Loan originated by an Originator other than WVRI or any Loan related to the Dolphin’s Cove Resort, has been transferred by such Originator to WVRI pursuant to the Operating Agreement and in the case of any Loan related to the Dolphin’s Cove Resort, was originated by Dolphin’s Cove Resort, Ltd., a California limited partnership, and was transferred to WVRI pursuant to a receivables purchase agreement dated December 29, 2000 by and between Dolphin’s Cove Resort, Ltd. and WVRI, or (C) with respect to Loans sold on or after November 14, 2005, was originated by another entity and transferred to the Seller pursuant to the Operating Agreement or pursuant to another agreement acceptable to the Seller and the originator has provided to the Company a written quitclaim of all right, title and interest of such originator in the Loan which quitclaim shall be substantially similar to those provisions contained in Section 2(h) of this PA Supplement and (ii) in the case of any Loans sold to the Purchaser on the Closing Date, such Loans were sold by Fairfield Receivables Corporation to the Seller pursuant to an Assignment of Contracts and Mortgages, dated as of August 29, 2002;

(n)	that was originated by an Originator and has been consistently serviced by the Seller, in each case in the ordinary course of its respective business and in accordance with Customary Practices and Credit Standards and Collection Policies; or, with respect to Loans sold on or after November 14, 2005, was acquired by the Seller directly or indirectly from the originator of such Loan and within a period of not more than 120 days after such acquisition, the Seller has undertaken the servicing of such Loan either directly or through a contractual agreement with a third party reasonably acceptable to the Seller;

(o)	that has not been specifically reserved against by the Seller or classified by the Seller or WVRI as uncollectible or charged off;

(p)	that arises from transactions in a jurisdiction in which WVRI and each Subsidiary of WVRI (other than the Purchaser and the Issuer) that conducts business in such jurisdiction is duly qualified to do business, except where the failure to so qualify will not adversely affect or impair the legality, validity, binding effect and enforceability of such Series 2002-1 Loan;

(q)	that has not been cancelled or terminated by the related Obligor (regardless of whether such Obligor is legally entitled to do so) and constitutes a legal, valid, binding and enforceable obligation of the related Obligor, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(r)	that is fully amortizing pursuant to a required schedule of substantially equal monthly payments of principal and interest;

(s)	with respect to which (i) the downpayment has been made and (ii) no statutory rescission rights with respect to the related Obligor are continuing as of the Cut-Off Date or related Addition Cut-Off Date, as applicable;

(t)	that had an Equity Percentage of 10% or more at the time of the sale of the related Timeshare Property to the related Obligor (or, in the case of a Loan relating to a Timeshare Upgrade, an Equity Percentage of 10% or more of the value of all vacation credits owned by the related Obligor);

(u)	with respect to which the related Obligor has not at any time made a written request for rescission of such Series 2002-1 Loan or otherwise stated in writing that it does not intend to consummate such Loan or to fully perform under such Series 2002-1 Loan;

(v)	that is not a Series 2002-1 Loan originated under an Alliance Program;

(w)	with respect to a Loan sold prior to November 16, 2006 with respect to which at least one Scheduled Payment has been made by the Obligor;

with respect to a Loan sold on or after November 16, 2006 with respect to which at least one Scheduled Payment has been made by the Obligor; except that this subsection (w) shall not be applicable with respect to Loans made for the purpose of or relating to the financing of a Timeshare Upgrade;

(x)	as of the Cut-Off Date or related Addition Cut-Off Date, as applicable, has an outstanding loan balance not greater than $100,000; and

(y)	that, in the case of a Green Loan, (i) satisfies each of the eligibility criteria set forth in paragraphs (a) through (x) above other than any such criteria that cannot be satisfied due solely to (A) the related Green Timeshare Property being located in a Resort that is not yet complete and ready for occupancy; (B) the Seller not having a valid ownership interest in the related Green Timeshare Property; or (C) the related Green Timeshare Property not having been deeded to the Obligor or legal title not being held by the Nominee; and (ii) the related Green Timeshare Property has a scheduled completion date no more than 12 months following the Cut-Off Date or related Addition Cut-Off Date, as applicable.
     “Excess Concentration Amount” shall have the meaning set forth in the Series 2002-1 Supplement.
     “Noteholder” shall mean any Series 2002-1 Noteholder and any holder of a note of any Additional Series.
     “PA Supplement” shall have the meaning set forth in the preamble.
     “Permitted Deferred Loan” shall mean a Loan with respect to which the Obligor has been granted an extension of the time required to pay the amounts due thereon, provided that (i) any such extension was made in accordance with the Credit Standards and Collection Policies and Customary Practices and (ii) such Loan is not a Delinquent Loan as of the Addition Cut-Off Date.
     “Pool Purchase Price” shall have the meaning set forth in Section 3.
     “Purchase” shall have the meaning set forth in Section 2(e).
     “Purchaser” shall have the meaning set forth in the preamble.
     “Repurchase Date” shall have the meaning set forth in Section 7.
     “Repurchase Price” shall have the meaning set forth in Section 7.
     “Series Termination Date” shall mean, with respect to Series 2002-1, the date on which all obligations with respect to the Series 2002-1 Notes issued under the Series 2002-1 Supplement have been paid in full and the Series 2002-1 Supplement is discharged and, with respect to any Additional Series, the date set forth in the related Indenture and Servicing Agreement.
     “Series 2002-1 Additional Loan” shall mean each Additional Loan constituting one of the Series 2002-1 Loans Purchased from the Seller on an Addition Cut-Off Date and listed on Schedule 1 to the related Assignment.
     “Series 2002-1 Loan” shall mean each Loan listed from time to time on the Series 2002-1 Loan Schedule whether such Loan is at such time a Series 2002-1 Pledged Loan or is pledged to secure an Additional Series.
     “Series 2002-1 Loan Schedule” shall mean the Loan Schedule for the Series 2002-1 Loans.
     “Series 2002-1 Noteholder” shall mean any Noteholder under the Series 2002-1 Supplement.

     “Series 2002-1 Pledged Loan” shall have the meaning set forth in the Series 2002-1 Supplement.
     “Series 2002-1 Supplement” shall mean the supplement to the Master Indenture and Servicing Agreement executed and delivered in connection with the original issuance of the Series 2002-1 Notes and all amendments thereof and supplements thereto.
     “Substitution Adjustment Amount” shall have the meaning set forth in Section 7.
     Section 2. Sale.
          (a) Series 2002-1 Loans. Subject to the terms and conditions and in reliance on the representations, warranties, and covenants and agreements set forth in the Agreement and this PA Supplement, the Seller hereby sells and assigns to the Purchaser, and the Purchaser hereby Purchases from the Seller, without recourse except as specifically set forth herein, all of the Seller’s right, title and interest in, to and under the Initial Loans, if any, listed on the Series 2002-1 Loan Schedule delivered on the Closing Date, together with all other Transferred Assets relating thereto. The Series 2002-1 Additional Loans existing at the close of business on the related Addition Cut-Off Date and all other Transferred Assets relating thereto shall be sold by the Seller and purchased by the Purchaser on the related Addition Date. Notwithstanding the foregoing, and for avoidance of doubt, the Seller does not assign, and the Purchaser does not agree to assume, any obligations specific to WVRI, WRDC or any Originator as developer of any Timeshare Property underlying an Installment Contract.
          (b) Filing of Financing Statements. In connection with the foregoing sale, the Seller agrees to record and file a financing statement or statements (and continuation statements or other amendments with respect to such financing statements) with respect to the Series 2002-1 Loans and related Transferred Assets described in Section 2(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the interests of the Purchaser created hereby under the applicable UCC and to deliver a file-stamped copy of such financing statements and continuation statements (or other amendments) or other evidence of such filings to the Purchaser.
          (c) Delivery of Series 2002-1 Loan Schedule. In connection with the sale and conveyance hereunder, the Seller agrees on or prior to the Closing Date and on or prior to the applicable Addition Date (in the case of Additional Series 2002-1 Loans) to indicate or cause to be indicated clearly and unambiguously in its accounting, computer and other records that the Series 2002-1 Loans and related Transferred Assets have been sold to the Purchaser pursuant to this PA Supplement. In addition, in connection with the sale and conveyance hereunder, the Seller agrees on or prior to the Closing Date and on or prior to the applicable Addition Date (in the case of Additional Series 2002-1 Loans) to deliver to the Purchaser a Series 2002-1 Loan Schedule for such Series 2002-1 Loans or Additional Series 2002-1 Loans. The Seller and the Purchaser agree that the Series 2002-1 Loan Schedule shall include all Loans sold under the Agreement and this PA Supplement whether such Loans are Series 2002-1 Pledged Loans or are pledged to secure an Additional Series.

          (d) Purchase of Additional Series 2002-1 Loans.
          (i) [Reserved].
          (ii) The Seller may, with the consent of the Purchaser, designate Eligible Loans to be sold as Additional Series 2002-1 Loans.
          (iii) On the Addition Date with respect to any Additional Series 2002-1 Loans, such Additional Series 2002-1 Loans shall become Series 2002-1 Loans, and the Purchaser shall Purchase the Seller’s right, title and interest in, to and under the Additional Series 2002-1 Loans and the other related Transferred Assets as provided in the Assignment, subject to the satisfaction of the following conditions on such Addition Date:
     (A) The Seller shall have delivered to the Purchaser copies of UCC financing statements covering such Additional Series 2002-1 Loans, if necessary to perfect the Purchaser’s first priority interest in such Series 2002-1 Additional Loans and the other related Transferred Assets;
     (B) On each of the Addition Cut-Off Date and the Addition Date, the sale of such Additional Series 2002-1 Loans and the other related Transferred Assets to the Purchaser shall not have caused the Seller’s insolvency or have been made in contemplation of the Seller’s insolvency;
     (C) No selection procedure shall have been utilized by the Seller that would result in a selection of such Additional Series 2002-1 Loans (from the Eligible Loans available to the Seller) that would be materially adverse to the interests of the Purchaser as of the Addition Date;
     (D) The Seller shall have indicated in its accounting, computer and other records that the Additional Series 2002-1 Loans and the other related Transferred Assets have been sold to the Purchaser and shall have delivered to the Purchaser the required Series 2002-1 Loan Schedule;
     (E) The Seller and the Purchaser shall have entered into a duly executed, written assignment substantially in the form of Exhibit B to the Agreement (an “Assignment”);
     (F) The Seller shall have delivered to the Purchaser an Officer’s Certificate of the Seller dated the Addition Date, confirming, to the extent applicable, the items set forth in Section 2(d)(iii) (A) through (E); and
     (H) The Purchaser shall have paid the Additional Pool Purchase Price as provided in Section 3 of the Agreement.
          (iv) The Seller shall have no obligation to sell the Additional Series 2002-1 Loans if it has not been paid the Additional Pool Purchase Price therefor.

          (e) Treatment as Sale. It is the express and specific intent of the parties that the sale of the Series 2002-1 Loans and related Transferred Assets from the Seller to the Purchaser as provided in this Section 2 (the “Purchase”) is and shall be construed for all purposes as a true and absolute sale of such Series 2002-1 Loans and related Transferred Assets, shall be absolute and irrevocable and provide the Purchaser with the full benefits of ownership of the Series 2002-1 Loans and related Transferred Assets and will be treated as such for all federal income tax reporting and all other purposes.
          (f) Recharacterization. Without prejudice to the provisions of Section 2(e) providing for the absolute transfer of the Seller’s interest in the Series 2002-1 Loans and related Transferred Assets to the Purchaser, in order to secure the prompt payment and performance of all of the obligations of the Seller to the Purchaser and the Purchaser’s assignees arising in connection with the Agreement, this PA Supplement and the other Facility Documents, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, the Seller hereby assigns and grants to the Purchaser a first priority security interest in all of the Seller’s right, title and interest, whether now owned or hereafter acquired, if any, in, to and under all of the Series 2002-1 Loans and related Transferred Assets and the proceeds thereof.
          (g) Security Interest in Transferred Assets. WVRI, WRDC, FMB, Kona, SDI, Eastern Resorts, BHV, the VB Subsidiaries and the Seller acknowledge that the Series 2002-1 Loans and related Transferred Assets are subject to the Lien of the Indenture and Servicing Agreement for the benefit of the Trustee and the Series 2002-1 Noteholders (or to the Collateral Agent on behalf of the Trustee and the Series 2002-1 Noteholders). With respect to Series 2002-1 Loans and related Transferred Assets which have been released from the Lien of the Series 2002 1 Supplement, conveyed to the Purchaser and transferred by the Purchaser to an Additional Issuer, each of WVRI, WRDC, FMB, Kona, SDI, Eastern Resorts, BHV, the VB Subsidiaries and the Seller acknowledges that such Series 2002-1 Loans and related Transferred Assets are subject to the Lien of the applicable Indenture and Servicing Agreement for the benefit of the applicable Trustee and Noteholders.
          (h) Quitclaim of All Right, Title and Interest by FMB, the VB Subsidiaries, WVRI, WRDC, Kona, Eastern Resorts, BHV and SDI.
          (i) The parties hereto recognize that each of (A) FMB and the VB Subsidiaries has previously sold, transferred and assigned to WVRI all of its right, title and interest in and to the Series 2002-1 Loans originated by it and (B) WVRI has previously sold, transferred and assigned to the Seller all of its respective right, title and interest in and to the Series 2002-1 Loans originated by it or sold to it by FMB or the VB Subsidiaries, together with, in each case, the other related Transferred Assets. Each such sale, transfer and assignment has been made pursuant to the terms of the Operating Agreement and one or more blanket assignments executed by such parties in favor of WVRI or the Seller, as applicable. For the avoidance of doubt and to further evidence the intent of the parties hereto that all right, title and interest in the Series 2002-1 Loans and related Transferred Assets are being sold and transferred to the Purchaser pursuant to the Agreement and this PA Supplement, each of WVRI, FMB and the VB Subsidiaries hereby irrevocably quitclaim all right, title and interest that any of them may have or be deemed to have in and to any of the Series 2002-1 Loans and related Transferred Assets directly to the Purchaser.
          (ii) To the extent that any quitclaim of the Series 2002-1 Loans and related Transferred Assets from WVRI, FMB or the VB Subsidiaries to the Purchaser contemplated by this Section 2(h) is not treated as a sale under applicable law, this PA Supplement shall constitute a security agreement under applicable law and, in order to secure the prompt payment and performance of all of the obligations of the Seller to the Purchaser and the Purchaser’s assignees arising in connection with the Agreement, this PA Supplement and the other Facility Documents, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, each of WVRI, FMB and the VB Subsidiaries, as applicable, hereby assigns and grants to the Purchaser a first priority security interest in all of the right, title and interest of WVRI, FMB or such VB Subsidiary, as applicable, whether now owned or hereafter acquired, if any, in, to and under all of the Series 2002-1 Loans and related Transferred Assets and the proceeds thereof.
          (iii) The parties hereto recognize that each of (A) Kona, SDI, Eastern Resorts and BHV has previously sold, transferred and assigned or simultaneously herewith do sell, transfer and assign to WVRI all of their right, title and interest in and to the Series 2002-1 Loans originated by it and (B) WVRI has previously sold, transferred and assigned or simultaneously herewith does sell, transfer and assign to the Seller all of its respective right, title and interest in and to the Series 2002-1 Loans originated by it or sold to it by Kona, SDI, Eastern Resorts or BHV together with, in each case, the other related Transferred Assets. Each such sale, transfer and assignment has been made or is being made pursuant to the terms of the Operating Agreement and one or more blanket assignments executed by such parties in favor of WVRI or the Seller, as applicable. For the avoidance of doubt and to further evidence the intent of the parties hereto that all right, title and interest in the Series 2002-1 Loans and related Transferred Assets are being sold and transferred to the Purchaser pursuant to the Agreement and the PA Supplement, each of Kona and SDI and Eastern Resorts and BHV hereby irrevocably quitclaim all right, title and interest that they may have or be deemed to have in and to any of the Series 2002-1 Loans and related Transferred Assets directly to the Purchaser.
          (iv) To the extent that any quitclaim of the Series 2002-1 Loans and related Transferred Assets from Kona, SDI, Eastern Resorts and BHV to the Purchaser contemplated by this Section 2 is not treated as a sale under applicable law, this PA Supplement shall constitute a security agreement under applicable law and, in order to secure the prompt payment and performance of all of the obligations of the Seller to the Purchaser and the Purchaser’s assignees arising in connection with the Agreement, the PA Supplement and the other Facility Documents, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, each of Kona, SDI, Eastern Resorts and BHV, as applicable, hereby assign and grant to the Purchaser a first priority security interest in all of the right, title and interest of Kona, SDI, Eastern Resorts or BHV, as applicable, whether now owned or hereafter acquired, if any, in, to and under all of the Series 2002-1 Loans and related Transferred Assets and the proceeds thereof.

          (i) Transfer of Loans. All Series 2002-1 Loans conveyed to the Purchaser hereunder shall be held by the Custodian pursuant to the terms of the Custodial Agreement for the benefit of the Purchaser, the respective Issuers, the respective Trustees and the Collateral Agent. Upon each Purchase hereunder, the Custodian shall execute and deliver to the Purchaser a certificate acknowledging receipt of the applicable Series 2002-1 Loans pursuant to the Custodial Agreement; provided that, with respect to a Series 2002-1 Loan purchased on a Purchase Date, receipt shall be timely delivered if it is delivered to the Purchaser no later than 30 days after the Purchase Date for that Loan.
     Each of WVRI, the other Originators and the Seller acknowledges that the Purchaser will convey the Series 2002-1 Loans and the other related Transferred Assets to the Initial Issuer or an Additional Issuer and that the Initial Issuer or Additional Issuer will grant a security interest in the Series 2002-1 Loans and other related Transferred Assets to the Collateral Agent pursuant to the applicable Indenture and Servicing Agreement. Each of WVRI, the other Originators and the Seller agrees that, upon such grant, the Initial Issuer or the Additional Issuer and the Collateral Agent may enforce all of the Seller’s and WVRI’s obligations hereunder and under the Agreement directly, including without limitation the repurchase obligations of the Seller set forth in Section 7.
     Section 3. Purchase Price.
     The Initial Series 2002-1 Loans had an aggregate unpaid principal balance of $280,127,904.13 at the Cut-Off Date (such aggregate unpaid principal balance at the Cut-Off Date being referred to herein as the “Cut-Off Date Pool Principal Balance”). The purchase price (the “Pool Purchase Price”) for the Loans sold on the Closing Date shall be $280,127,904.13. The purchase price for Additional Loans sold on an Addition Date shall be the Additional Pool Purchase Price.
     Section 4. Payment of Purchase Price.
     Sections 4(a) through (c) are set forth in the Agreement.
     (d) Payment for and delivery of the Series 2002-1 Loans being purchased by the Purchaser on the Closing Date shall take place at a closing at the offices of Orrick, Herrington & Sutcliffe LLP, 3050 K Street, Washington, D.C. 20007, at 10:00 a.m. local time on the Closing Date, or such other time and place as shall be mutually agreed upon among the parties hereto.
     Section 5. Conditions Precedent to Sale of Loans.
     The Purchaser’s obligations hereunder to Purchase and pay for the Series 2002-1 Loans and related Transferred Assets on the Closing Date are subject to the fulfillment of the following conditions on or before the Closing Date:
(a)	(i) The Purchaser shall have received the Series 2002-1 Pool Purchase Agreement relating to each Series 2002-1 Loan executed by all the parties thereto and (ii) all conditions precedent to the sale of the Series 2002-1 Pool Loans thereunder shall have been fulfilled to the extent they are capable of being fulfilled prior to the performance by the Purchaser of its obligations under this PA Supplement.

(b)	The representations and warranties of each of the Seller, WVRI, FMB, and the VB Subsidiaries made in the Agreement and herein shall be true and correct in all material respects on the Closing Date.
     Section 6. Representations and Warranties of the Seller, WVRI, WRDC, FMB and the VB Subsidiaries.
          (a) [Reserved].
     Sections 6(a)(i) through (xvii) are set forth in the Agreement.
          (b) Representations and Warranties Regarding the Series 2002-1 Loans. The Seller and WVRI jointly and severally represent and warrant to the Purchaser as of the Cut-Off Date and Addition Cut-Off Date as to each Series 2002-1 Loan conveyed on and as of the Closing Date or the related Addition Date, as applicable (except as otherwise expressly stated) as follows:
          (xxiii) Loan Schedule. The information set forth in the Series 2002-1 Loan Schedule is true and correct with respect to such Series 2002-1 Loan.
          (xxiv) Good Title to Series 2002-1 Loans. The Seller has good and marketable title to such Series 2002-1 Loan free and clear of any Lien other than Permitted Encumbrances. The Seller has not sold, assigned or pledged such Series 2002-1 Loan or any interest therein to any Person other than the Purchaser. (i) With respect to the related Timeshare Property, either (A) a generally accepted form of title insurance policy insuring the fee estate ownership of the real property subject to the Timeshare Property Regime by the Persons owning the respective interests therein and their successors and assigns (1) was effective either at the time the Originator (or a Subsidiary thereof) acquired the Timeshare Property or at the time of registration of the Timeshare Property Regime, (2) is valid and remains in full force and effect and (3) was issued by a title insurer qualified to do business in the applicable jurisdiction; or (B) either at the time the Originator (or a Subsidiary thereof) acquired the Timeshare Property or at the time of registration of the Timeshare Property Regime, such fee estate ownership had been verified by an attorney’s opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of Timeshare Properties and which may be relied upon by Persons subsequently owning the respective interests therein and their successors and assigns; (ii) (A) with respect to the related Timeshare Property that consists of a Vacation Credit and the related Loan Documents, the Seller has not sold, assigned or pledged such related Series 2002-1 Loan or any interest therein to any Person other than the Purchaser and (B) with respect to the related Timeshare Property that consists of an UDI, the Assignment of Mortgage of such related Mortgage from the Seller to the Purchaser and each related endorsement of the related Mortgage note constitutes a duly executed, legal, valid, binding and enforceable sale, assignment or endorsement of such related Mortgage and related Mortgage note, and all monies due or to become due thereunder and all proceeds thereof; or (iii) (A) with respect to the related Timeshare Property that consists of Points and the related Loan Documents in connection with the ClubWyndham Access plan, the Seller has not sold, assigned or pledged such related Series 2002-1 Loan or any interest therein to any Person other than the Purchaser.
          (xxv) No Defaults. As of the Cut-Off Date or related Addition Cut-Off Date, as applicable, such Series 2002-1 Loan is not a Defaulted Loan and no event has occurred which, with the taking of any action or the expiration of any grace or cure period or both, would cause such Series 2002-1 Loan to be a Defaulted Loan. None of the Seller, WVRI, WRDC, FMB, Kona, SDI, Eastern Resorts, BHV or the VB Subsidiaries has waived any such default, breach, violation or event permitting acceleration with respect to such Series 2002-1 Loan.
          (xxvi) Equal Installments. Such Series 2002-1 Loan has a fixed Loan Rate and provides for substantially equal monthly payments that fully amortize the Series 2002-1 Loan over its term.
          (xxvii) Excess Concentration Amount. The Purchase of such Series 2002-1 Loan occurring on such Closing Date or Addition Date, as applicable, and the inclusion of such Series 2002-1 Loan as a Series 2002-1 Pledged Loan pursuant to the Series 2002-1 Supplement to the Indenture and Servicing Agreement, does not cause an increase in the Excess Concentration Amount.
Sections 6(b)(i) through (xxii) are set forth in the Agreement.
     Section 7. Repurchases or Substitution of Series 2002-1 Loans.
          The parties understand and agree that references in this Section 7 to the Issuer, Trustee or Master Servicer, shall in each case refer to the Issuer, Trustee or Master Servicer for the Series to which the Loan to be repurchased is then pledged.
          (a) Repurchase or Substitution Obligation. Subject to Section 7(b), upon discovery by the Seller or upon written notice from the Purchaser, the Issuer or the Trustee that any Series 2002-1 Loan is a Defective Loan, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, cure such Defective Loan in all material respects or either (i) repurchase such Defective Loan from the Purchaser or its assignee at the Repurchase Price or (ii) substitute one or more Qualified Substitute Loans for such Defective Loan. For purposes of this Agreement, the term “Repurchase Price” shall mean an amount equal to the outstanding Principal Balance of such Defective Loan as of the close of business on the Due Date immediately preceding the Payment Date on which the repurchase is to be made, plus accrued but unpaid interest thereon to the date of the repurchase. The Purchaser hereby directs the Seller, for so long as the Indenture and Servicing Agreement is in effect, to make such payment on its behalf to the Collection Account pursuant to Section 7(b). The following defects with respect to documents in any Loan File, solely to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 6(b): misspellings of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Series 2002-1 Loan of no more than 30 days; discrepancies as to Scheduled

Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Master Servicer’s records or in the Series 2002-1 Loan Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.
          (b) Repurchases and Substitutions. The Seller shall provide written notice to the Purchaser of any repurchase pursuant to Section 7(a) not less than two Business Days prior to the date on which such repurchase is to be effected, specifying the Defective Loan and the Repurchase Price therefor. Upon the repurchase of a Defective Loan pursuant to Section 7(a), the Seller shall deposit the Repurchase Price in the Collection Account on behalf of the Purchaser no later than 12:00 noon, New York time, on the Payment Date on which such repurchase is made (the “Repurchase Date”).
          If the Seller elects to substitute a Qualified Substitute Loan or Loans for a Defective Loan pursuant to this Section 7(b), the Seller shall deliver such Qualified Substitute Loan in the same manner as the other Series 2002-1 Loans sold hereunder, including delivery of the applicable Loan Documents as required pursuant to the Custodial Agreement and satisfaction of the same conditions with respect to such Qualified Substitute Loan as to the Purchase of Additional Loans set forth in Section 2(d)(iii). Payments due with respect to Qualified Substitute Loans prior to the last day of the Due Period next preceding the date of substitution shall not be property of the Purchaser, but will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date. Scheduled Payments due on a Defective Loan prior to the last day of the Due Period next preceding the date of substitution shall be property of the Purchaser, and after such last day of the Due Period next preceding the date of substitution the Seller shall be entitled to retain all Scheduled Payments due thereafter and other amounts received in respect of such Defective Loan. The Seller shall cause the Master Servicer to deliver a schedule of any Defective Loans so removed and Qualified Substitute Loans so substituted to the Purchaser, and such schedule shall be an amendment to the Series 2002-1 Loan Schedule. Upon such substitution, the Qualified Substitute Loan or Loans shall be subject to the terms of this PA Supplement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to each Qualified Substitute Loan set forth in Section 6(b) of the Agreement and this PA Supplement and Section 6(c) of the Agreement, in each case as of the date of substitution, and the Seller shall be deemed to have made a representation and warranty that each Loan so substituted is an Qualified Substitute Loan as of the date of substitution. The Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which the Seller has breached the Seller’s representations and warranties in Section 6(b) to the same extent as for any other Series 2002-1 Loan, as provided herein. In connection with the substitution of one or more Qualified Substitute Loans for one or more Defective Loans, the Master Servicer shall determine the amount (such amount, a “Substitution Adjustment Amount”), if any, by which the aggregate principal balance of all such Qualified Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Defective Loans (after application of the principal portion of the Scheduled Payments due in the month of substitution that are to be distributed to the Purchaser in the month of substitution). The Seller shall deposit the amount of such shortfall into the Collection Account in immediately available funds on the date of substitution, without any reimbursement therefor.

     Upon each repurchase or substitution, the Purchaser shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all of the Purchaser’s right, title and interest in and to the related Defective Loan, the related Timeshare Property, the Loan File relating thereto and any other related Transferred Assets, all monies due or to become due with respect thereto and all Collections with respect thereto (including payments received from Obligors from and including the last day of the Due Period next preceding the date of transfer, subject to the payment of any Substitution Adjustment Amount). The Purchaser shall execute such documents, releases and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Defective Loan, the related Timeshare Property and related Loan File pursuant to this Section 7(b).
     Promptly after the occurrence of a Repurchase Date and after the repurchase of Defective Loans in respect of which the Repurchase Price has been paid on such date, the Seller shall direct the Master Servicer to delete such Defective Loans from the Series 2002-1 Loan Schedule.
     The obligation of the Seller to repurchase or substitute for any Defective Loan shall constitute the sole remedy against the Seller, WVRI or their Affiliates with respect to any breach of the representations and warranties set forth in Section 6(b) available hereunder to the Purchaser or its successors or assigns.
          (c) Repurchases of Series 2002-1 Loans that Become Defaulted Loans. If any Series 2002-1 Loan becomes a Defaulted Loan during any Due Period, the Seller may repurchase such Defaulted Loan from the Purchaser or its assignees at the Repurchase Price therefor and in accordance with the additional provisions applicable to repurchases of Defective Loans under Section 7(b).
          (d) Maximum Repurchases. Notwithstanding anything to the contrary in the Agreement or this PA Supplement, no Defaulted Loans shall be repurchased by the Seller to the extent that the aggregate principal balance of all Defaulted Loans so repurchased is greater than the Defaulted Loan Repurchase Cap.
     Section 8. Covenants of the Seller and WVRI.
     Section 8 is set forth in the Agreement.
     Section 9. Representations and Warranties of the Purchaser.
     Section 9 is set forth in the Agreement.
     Section 10. Covenants of the Purchaser.
     Section 10 is set forth in the Agreement.
     Section 11. Miscellaneous Provisions.
     Sections 11(a) through (l) are set forth in the Agreement.

          (m) Ratification of Agreement. As supplemented by this PA Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this PA Supplement shall be read, taken and construed as one and the same instrument.
          (n) Amendment. This PA Supplement may be amended from time to time or the provisions hereof may be waived or otherwise modified by the parties hereto by written agreement signed by the parties hereto.
          (o) Counterparts. This PA Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
          (p) GOVERNING LAW. THIS PA SUPPLEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
          (q) Successors and Assigns. This PA Supplement shall be binding upon each of the Seller, WVRI, WRDC, Kona, SDI, Eastern Resorts, BHV, the VB Subsidiaries, the VB Partnerships and the Purchaser and their respective permitted successors and assigns, and shall inure to the benefit of, and be enforceable by, each of the Seller, WVRI, WRDC, Kona, SDI, Eastern Resorts, BHV, the VB Subsidiaries, the VB Partnerships and the Purchaser and each of the Issuer, the Trustee, the Collateral Agent and the Noteholders.

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

WYNDHAM CONSUMER FINANCE, INC.
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WYNDHAM VACATION RESORTS, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

WYNDHAM RESORT DEVELOPMENT CORPORATION
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

FAIRFIELD MYRTLE BEACH, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

[Signature page for 2002-1 Supplement to MLPA]

EASTERN RESORTS COMPANY, LLC

By:	Eastern Resorts Corporation, Its Sole Member

By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SEA GARDENS BEACH AND TENNIS RESORT, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

VACATION BREAK RESORTS, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

VACATION BREAK RESORTS AT STAR ISLAND, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

[Signature page for 2002-1 Supplement to MLPA]

PALM VACATION GROUP, by its General Partners:

Vacation Break Resorts at Palm Aire, Inc.

By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

Palm Resort Group, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

OCEAN RANCH VACATION GROUP, by its General Partners: Vacation Break at Ocean Ranch, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

Ocean Ranch Development, Inc.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SIERRA DEPOSIT COMPANY, LLC
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

[Signature page for 2002-1 Supplement to MLPA]

KONA HAWAIIAN VACATION OWNERSHIP, LLC

By:	Fairfield Resort, Inc., Its Managing Member

By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

SHAWNEE DEVELOPMENT, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

BHV DEVELOPMENT COMPANY, INC.
By:	/s/ Michael A. Hug
	Name:	Michael A. Hug
	Title:	Executive Vice President and Chief Financial Officer

[Signature page for 2002-1 Supplement to MLPA]

SCHEDULE 1
SERIES 2002-1 LOAN SCHEDULE
[Previously delivered and delivered on each Addition Date.]
S-1-1

-i-